                                                                   EXHIBIT 10.10
                                INDUSTRIAL LEASE

     THIS INDUSTRIAL LEASE ("LEASE") is made between SPIEKER PROPERTIES, L.P., a California limited partnership ("LANDLORD"), and SiteBrigade, Inc., a Delaware corporation ("TENANT"), as of September 15, 1999 (the "DATE OF THIS LEASE").

                             BASIC LEASE INFORMATION

PROJECT: A one-story building commonly known as 3281-3285 Scott Boulevard, Santa
     Clara, California

BUILDING: A one-story building commonly known as 3281-3285 Scott Boulevard, Santa Clara, California

DESCRIPTION OF PREMISES: The Premises is located in the middle section of the building commonly known as 3283 Scott Boulevard, Santa Clara, California (the Premises is as outlined in red on EXHIBIT B)

RENTABLE AREA OF PREMISES: Approximately 11,200 square feet

PERMITTED USE: A business engaged in the Internet managing service providing turnkey solutions to the Internet enterprise market.

SCHEDULED TERM COMMENCEMENT DATE: October 15, 1999

SCHEDULED INITIAL TERM: Sixty (60) months SCHEDULED EXPIRATION DATE:
     October 31, 2004

BASE RENT:

        (a)  Initial Annual Base Rent $ 235,200.00                 (c)  Subject to increase
                                      ---------------------             pursuant to Paragraph
                                                                        3.1(b) as follows:
        (b)  Initial Monthly Installment of Base Rent: $19.600.0
                                                       ------------------

                                      ________            MONTHS 01 - 12 $19,600.00 PER MONTH
                                                                        ----------
                                                          MONTHS 12 - 24 $20,384.00 PER MONTH
                                                          MONTHS 25 - 36 $21,199.00 PER MONTH
                                                          MONTHS 37 - 48 $22,047.00 PER MONTH
                                                          MONTHS 49 - 60 $22,929.00 PER MONTH

SECURITY DEPOSIT: Fifty Eight Thousand Eight Hundred Dollars and no/100ths
     ($58,800.00)

ESTIMATED FIRST YEAR OPERATING EXPENSES:  $1,904.00 per month
                                          ---------

TENANT'S PROPORTIONATE SHARE OF BUILDING:    23.33 % OF PROJECT:    23.33%
                                           --------               -------

PARKING DENSITY: FOUR (4) spaces per 1,000 rentable square feet of the Premises
                 --------

TENANT'S NAICS CODE:  51331

TENANT CONTACT:       Name: MR. MARVIN TSEU

                      Telephone Number:  (650) 947-0402    (CELL PHONE)  (650) 207-0045
                                         ----------------------------------------------
                      FAX:  (650) 947-0544

ADDRESSES FOR NOTICES:       To:  Tenant                      To:  Landlord
                             3283 SCOTT BLVD.                 3333 BOWERS AVENUE
                             ----------------------           --------------------------------
                             SANTA CLARA, CA 95054            SANTA CLARA, CA 95054
                             ----------------------           --------------------------------
                             ATTN:  MR. MARVIN TSEU           ATTN:  CONNIE WALKER
                             ----------------------           -----------------------------
                             FAX:                             FAX (408) 727-5217
                                 ------------------           --------------------------------

TENANT'S BILLING ADDRESS [IF DIFFERENT FROM NOTICE ADDRESS]:
                                                            --------------------

-----------------------------------
LANDLORD'S REMITTANCE ADDRESS: P.O. Box 45587, Dept 10041, San Francisco, CA
     94145-0587

GUARANTOR: N/A

     IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing Basic Lease Information, the following Standard Lease Provisions consisting of PARAGRAPHS 1 THROUGH 22 (the "STANDARD LEASE PROVISIONS") and Exhibits A, B, C, D AND E all of which are incorporated herein by this reference (collectively, this "LEASE"). In the event of any conflict between the provisions of the Basic Lease Information and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control.

     "LANDLORD"                                         "TENANT"

      SPLEKER PROPERTIES, LP.,                          SITEBRIGADE, INC.
                                                        ----------------------------------
      a California limited partnership,                 a Delaware corporation

       BY: SPIEKER PROPERTIES, INC.
       a Maryland corporation, its general partner

          By:/S/ JOSEPH D. RUSSELL, JR.               By: /S/ MARVIN TSEU
             -------------------------------             ---------------------------------

          Its: Joseph D. Russell, Jr.                    Its: Marvin Tseu
              ------------------------------             --------------------------------
               Regional Senior Vice President                 Chief Executive Officer


          Date:    9/22/99                            Date:    9/16/99
               -----------------------------               -------------------------------

                           STANDARD LEASE PROVISIONS

1. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all of the terms and conditions set forth herein, those certain premises (the "PREMISES") described in the Basic Lease Information and as outlined in red as EXHIBIT B. The parties agree that for all purposes hereunder the Premises shall be stipulated to contain the number of square feet of rentable area described in the Basic Lease Information. The Premises are located in that certain industrial building (the "BUILDING") whose street address is as shown in the Basic Lease Information. The Building is located on that certain land which is also improved with landscaping, parking facilities and other improvements and appurtenances. Such land, together with all such improvements and appurtenances and the Building, are all or part of a project which may consist of more than one building and additional facilities, as described in the Basic Lease Information (collectively referred to herein as the "PROJECT"). However, Landlord reserves the right to make such changes, additions and/or deletions to such land, the Building and the Project and/or the common areas and parking or other facilities thereof as it shall determine from time to time.

2. TERM.

     (a) Unless earlier terminated in accordance with the provisions hereof, the term of this Lease (the "TERM") shall be as set forth in the Basic Lease Information; provided, however, in the event the Term Commencement Date (defined below) occurs on a date other than the first day of a calendar month, there shall be added to the Term the partial month ("PARTIAL LEASE MONTH") from the Term Commencement Date to (but not including) the first day of the calendar month following the Term Commencement Date.

     (b) Subject to the provisions of this Paragraph 2, the Term shall commence on the date (the "TERM COMMENCEMENT DATE") which is the earlier of the date Landlord delivers the Premises to Tenant or the date Tenant takes possession or commences use of any portion of the Premises for any business purpose (including moving in). If this Lease contemplates the construction of tenant improvements in the Premises by Landlord, Landlord shall be deemed to have delivered the Premises to Tenant on the date determined by Landlord's space planner to be the date of substantial completion of the work to be performed by Landlord (as described in the Improvement Agreement, if any, attached hereto as EXHIBIT C) (the "IMPROVEMENT AGREEMENT"). Notwithstanding the foregoing, in the event that Landlord is delayed in delivering the Premises by reason of any act or omission of Tenant, the Term Commencement Date shall be (unless Tenant takes possession or commences use of the Premises prior thereto) the date the Premises would have been delivered by Landlord had such Tenant caused delay(s) not occurred. This Lease shall be a binding contractual obligation effective upon execution hereof by Landlord and Tenant, notwithstanding the later commencement of the Term. Tenant acknowledges that Tenant has inspected and accepts the Premises in their present condition, "AS-IS" (WITH ALL FAULTS), except for tenant improvements (if any) to be constructed by Landlord in the Premises pursuant to the Improvement Agreement, if any.

     (c) In the event the Term Commencement Date is delayed or otherwise does not occur on the Scheduled Term Commencement Date specified in the Basic Lease Information, this Lease shall not be void or voidable, the Term shall not be extended (except as provided in Paragraph 2(a)), and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom; provided that Tenant shall not be liable for any Rent (defined below) for any period prior to the Term Commencement Date except as may otherwise be provided in this Lease. Landlord may deliver to Tenant Landlord's standard form "START-UP LETTER" for Tenant's acknowledgment and confirmation of the Term Commencement Date. Tenant shall execute and deliver such Start-Up Letter to Landlord within five (5) days after receipt thereof, but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

     (D) UPON FULL EXECUTION OF THIS LEASE AGREEMENT, TENANT SHALL HAVE THE RIGHT TO ENTER THE PREMISES PRIOR TO THE COMMENCEMENT DATE FOR THE PURPOSE OF CABLING, PARTITION INSTALLATION. ETC. ALL TERMS AND CONDITIONS OF THIS LEASE, EXCEPT FOR THE PAYMENT OF RENT SHALL HE IN FULL FORCE AND EFFECT FROM THE DATE OF SUCH EARLY OCCUPANCY.

3. RENT AND OPERATION EXPENSES.

     3.1 BASE RENT.

          (a) Subject to the provisions of this Paragraph 3.1, Tenant agrees to pay during the Term as Base Rent for the Premises the sums specified in the Basic lease Information (as increased from time to time as provided in the Basic Lease Information or as may otherwise be provided in this Lease) ("BASE RENT").

          (b) Base Rent shall increase as set forth in the Basic Lease Information or as may otherwise be provided in this Lease.

          (c) Except as expressly provided to the contrary herein, Base Rent shall be payable in equal consecutive monthly installments, in advance, without deduction or offset, commencing on the Term Commencement Date and continuing on the first day of each calendar month thereafter. However, the first full monthly installment of Base Rent shall be payable upon Tenant's execution of this Lease. If the Term Commencement Date is a day other than the first day of a calendar month, then the Rent for the Partial Lease Month (the "PARTIAL LEASE MONTH RENT") shall be prorated based on a month of 30 days. The Partial Lease Month Rent shall be payable by Tenant on the first day of the calendar month next succeeding the Term Commencement Date. Base Rent, all forms of additional rent payable hereunder by Tenant and all other amounts, fees, payments or charges payable hereunder by Tenant (collectively, "ADDITIONAL RENT") shall (i) each constitute payable hereunder (and shall sometimes collectively be referred to herein as "RENT"), (ii) be payable to Landlord in lawful money of the United States when due without any prior demand therefor, except as may be expressly provided to the contrary herein, and (iii) be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information or to such other person or to such other place as Landlord may from time to time designate in writing to Tenant. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of 30 days.

     3.2 OPERATING EXPENSES.

          (a) Subject to the provisions of this Lease, Tenant shall pay to Landlord pursuant to this Paragraph 3.2 as Additional Rent an amount equal to Tenant's Proportionate Share (defined below) of Operating Expenses (defined below) allocable to each Expense Year (defined below). "TENANT'S PROPORTIONATE SHARE" is, subject to the provisions of this Paragraph 3.2, the percentage number (representing the Premises' share of the Building and the Project) set forth in the Basic Lease Information. An "EXPENSE YEAR" is any calendar year any portion of which falls within the Term.

          (b) "OPERATING EXPENSES" means all costs, expenses and obligations incurred or payable by Landlord because of or in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Project during or allocable to an Expense Year during the Term (other than costs, expenses or obligations specifically attributable to Tenant or other tenants of the Building or Project), all as determined by sound accounting principles reasonably selected by Landlord and consistently applied, including without limitation the following:

               (i) All property taxes, assessments, charges or impositions and other similar governmental ad valorem or other charges levied on or attributable to the Project (including personal and real property contained therein) or its ownership, operation or transfer, and all taxes, charges, assessments or similar impositions imposed in lieu or substitution (partially or totally) of the same (collectively, "TAXES"). "TAXES" shall also include (A) all taxes, assessments, levies, charges or impositions on any interest of Landlord in the Project, the Premises or in this Lease, or on the occupancy or use of space in the Project or the Premises; or on the gross or net rentals or income from the Project, including, without limitation, any gross income tax, excise tax, sales tax or gross receipts tax levied by any federal, state or local governmental entity with respect to the receipt of Rent; (HOWEVER, TENANT SHALL ONLY PAY FOR TAXES ATTRIBUTABLE TO THE PROJECT AND, IN NO EVENT, SHALL TENANT PAY LANDLORD'S CORPORATE INCOME TAX THAT IS TIED TO THE REVENUE FROM THE PROJECT); OR (B) any possessory taxes charged or levied in lieu of real estate taxes; and

               (ii) The cost of all insurance carried by Landlord with respect to the Premises, including, without limitation, commercial general liability insurance, "all-risk" or other property damage insurance, earthquake insurance (if and to the extent Landlord elects to carry the same) and rental interruption insurance (with the nature and extent of such insurance to be determined by Landlord in its sole and absolute discretion), any deductibles under any such insurance, and costs and fees for administration and management of the Premises (not to exceed THREE PERCENT (3%) of Project revenues in any Expense Year), whether by Landlord or by an independent contractor, and payments under any covenant, condition and restriction, common area maintenance agreement, operating, easement agreement or similar instrument allocable to the Premises as determined in good faith by Landlord.

          (c) Variable items of Operating Expenses (E.G., expenses that are affected by variations in occupancy levels) for each Expense Year during which actual occupancy of the Project is less than ninety-five percent (95%) of the rentable area of the Project shall be appropriately adjusted, in accordance with sound accounting principles, to reflect ninety-five percent (95%) occupancy of the existing rentable area of the Project during such period.

          (d) Prior to or shortly following the commencement of (and from time to time during) each calendar year of the Term following the Term Commencement Date, Landlord shall have the right to give to Tenant a written estimate of Tenant's Proportionate Share of the projected Operating Expenses for the Project for such year. Commencing with the first day of the calendar month following the month in which such estimate was delivered to Tenant, Tenant shall pay such estimated amount (less amounts, if any, previously paid toward such excess for such year) to Landlord in equal monthly installments over the remainder of such calendar year, in advance on the first day of each month during such year (or remaining months, if less than all of the year remains). Subject to the provisions of this Lease, Landlord shall endeavor to furnish to Tenant within a reasonable period after the end of each Expense Year, a statement (a "RECONCILIATION STATEMENT") indicating in reasonable detail Tenant's Proportionate Share of Operating Expenses allocable to such Expense Year and the parties shall, within thirty (30) days thereafter, make any payment or allowance necessary to adjust Tenant's estimated payments to Tenant's actual share of Operating Expenses as indicated by such annual Reconciliation Statement.

          (e) Tenant shall pay ten (10) days before delinquency all taxes and assessments levied against any personal property or trade fixtures of Tenant in or about the Premises. If any such taxes or assessments are levied against Landlord or Landlord's property or if the assessed value of the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures, Tenant shall, within ten (10) days of demand, reimburse Landlord for the taxes and assessments so levied against Landlord, or any such taxes, levies and assessments resulting from such increase in assessed value.

          (f) Any delay or failure of Landlord in (i) delivering any estimate or statement described in this Paragraph 3.2, or (ii) computing or billing Tenant's Proportionate Share of Operating Expenses shall not (A) constitute a waiver of its right to subsequently deliver such estimate or statement or require any increase in Rent contemplated by this Paragraph 3.2, or (B) in any way waive or impair the continuing obligations of Tenant under this Paragraph 3.2. Provided that Tenant is not then in default under this Lease, subject to compliance with Landlord's standard procedures for the same, Tenant shall have the right, upon the condition that Tenant shall first pay to Landlord the amount in dispute, to have independent certified public accountants of national standing (who are not compensated on a contingency basis) of Tenant's selection (and subject to Landlord's reasonable approval) review Landlord's Operating Expense books and records relating to the Expense Year subject to a particular Reconciliation Statement during the sixty-day period following delivery to Tenant of the Reconciliation Statement for such Expense Year. If such review discloses a liability for a refund in excess often percent (10%) of Tenant's Proportionate Share of Operating Expenses previously reported, the cost of such review shall be borne by Tenant. Tenant waives the right to dispute or contest, and shall have no right to dispute or contest, any matter relating to the calculation of Operating Expenses or other forms of Rent under this Paragraph 3.2 with respect to each Expense Year for which a Reconciliation Statement is given to Tenant if no claim or dispute with respect thereto is asserted by Tenant in writing to Landlord within sixty (60) days of delivery to Tenant of the original or most recent Reconciliation Statement with respect thereto.

          (g) This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and the Operating Expense adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 3.2(b) incurred in connection with the operation, ownership, repair, replacement, restoration, management or maintenance of the Building and/or Project.

4. DELINQUENT PAYMENT; HANDLING CHARGES. In the event Tenant is more than FIVE
(5) days late in paying any amount of Rent or any other payment due under this Lease, Tenant shall pay Landlord, within ten (10) days of Landlord's written demand therefor, a late charge equal to five percent (5%) of the delinquent amount, or $150.00, whichever amount is greater. In addition, any amount due from Tenant to Landlord hereunder which is not paid within ten (10) days of the date due shall bear interest at an annual rate (the "DEFAULT Rate") equal to twelve percent (12%).

5. SECURITY DEPOSIT. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord the amount of Security Deposit (the "SECURITY DEPOSIT") specified in the Basic Lease Information, which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon a default by Tenant or an Event of Default (defined below). If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit (a) for the payment of any Rent or any other sum in default, (b) for the payment of any other amount which Landlord may spend or become obligated to spend by reason of such default by Tenant, and (c) to compensate Landlord for any other loss or damage which Landlord may suffer by reason of such default by Tenant. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after demand therefor by Landlord, deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the amount required to be maintained by Tenant hereunder. Within a reasonable period following expiration or the sooner termination of this Lease, provided that Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the remaining portion of the Security Deposit. The Security Deposit may be commingled by Landlord with Landlord's other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises, then Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability or obligation for the return of the Security Deposit. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of any Regulations, now or hereinafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.

6. LANDLORD'S OBLIGATIONS.

     6.1 SERVICES AND UTILITIES. Tenant shall (where practicable) contract for and pay directly when due for all water, gas, heat, air conditioning, light, power, telephone, sewer, sprinkler charges, cleaning, waste disposal, and other utilities and services (the "SERVICES") used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto. If any such Services are not separately billed or metered to Tenant, Tenant shall pay an equitable share, as determined in good faith by Landlord, of all charges jointly billed or metered with other premises. In no case shall the unavailability of any Service (or any diminution in the quality or quantity thereof) or any interference in Tenant's business operations within the Premises render Landlord liable to Tenant or any person using or occupying the Premises under or through Tenant (including, without limitation, any contractor, employee, agent, invitee or visitor of Tenant) (each, a "TENANT PARTY") for any damages of any nature whatsoever caused thereby, constitute a constructive eviction of Tenant, constitute a breach of any implied warranty by Landlord, or entitle Tenant to any abatement of Tenant's rental obligations hereunder. Landlord reserves the right (but shall not be obligated) to contract directly for any such Service or to change the supplier or provider of any such Service from time to time.

7. IMPROVEMENTS, ALTERATIONS, REPAIRS AND MAINTENANCE.

     7.1 IMPROVEMENTS; ALTERATIONS. Any alterations, additions, deletions, modifications or utility installations in, of or to the improvements contained within the Premises (collectively, "ALTERATIONS") shall be installed at Tenant's expense and only in accordance with detailed plans and specifications, construction methods, and all appropriate permits and licenses, all of which have been previously submitted to and approved in writing by Landlord, and by a professionally qualified and licensed contractor and subcontractors approved by Landlord. No Alterations in or to the Premises may be made without (a) Landlord's prior written consent and (b) compliance with such nondiscriminatory requirements and construction regulations concerning such Alterations as Landlord may impose from time to time. Landlord will not be deemed to unreasonably withhold its consent to any Alteration that violates Regulations (hereinafter defined), may affect or be incompatible with the Building's structure or its HVAC, plumbing, life-safety, electrical, mechanical or other basic systems, or the appearance of the Building. All Alterations made in or upon the Premises shall, (i) at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall restore the portion of the Premises affected to its condition existing immediately prior to such Alteration), or shall remain on the Premises at the end of the Term, (ii) be constructed, maintained, insured and used by Tenant, at its risk and expense, in a first-class, good and workmanlike manner, and in accordance with all Regulations (hereinafter defined), and (iii) shall be subject to payment of Landlord's standard alterations supervision fee. At least ten (10) days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant shall causes timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

     7.2 REPAIRS AND MAINTENANCE. Tenant shall maintain at all times during the Term the Premises and all portions and components of the improvements and systems contained therein in a first-class, good, clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, as needed, subject to Landlord's direction and supervision, any damage to the Building or the Project caused by Tenant or any Tenant Party. If any such damage occurs outside of the Premises or relates to any Building system, or if Tenant fails to perform Tenant's obligations under this Paragraph 7.2 or under any other paragraph of this Lease within ten (10) days' after written notice from Landlord (except in the case of an emergency, in which case no notice shall be required), then Landlord may elect to perform such obligations and repair such damage itself at Tenant's expense. The cost of all repair or replacement work performed by Landlord under this Paragraph 7.2, plus an administrative charge of fifteen percent (15%) of such cost, shall be paid by Tenant to Landlord within ten (10) days of receipt of Landlord's invoice therefor as Additional Rent. Tenant hereby waives all common law and statutory rights or provisions inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1941, 1941.1, and 1941.2 of the California Civil Code, as amended from time to time). Landlord shall use reasonable efforts to maintain the common areas of the Project at all times during the Term with the cost thereof constituting an Operating Expense under Paragraph 3.2. Tenant shall, at Tenant's own expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective and a copy thereof delivered to Landlord within thirty (30) days after the Term Commencement Date, Landlord may, upon notice to Tenant, enter into such a service contract on behalf of Tenant or perform the work and in either case charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

     7.3 MECHANIC'S LIENS. Tenant shall not cause, suffer or permit any mechanic's or materialman's lien, claim, or stop notice to be filed or asserted against the Premises, the Building or any funds of Landlord for any work performed, materials furnished, or obligation incurred by or at the request of Tenant or any Tenant Party. If any such lien, claim or notice is filed or asserted, then Tenant shall, within ten (10) days after Landlord has delivered notice of the same to Tenant, either (a) pay and satisfy in full the amount of (and eliminate of record) the lien, claim or notice or (b) diligently contest the same and deliver to Landlord a bond or other security therefor in substance and amount (and issued by an issuer) satisfactory to Landlord.

8. USE.

     8.1 PERMITTED USE. Tenant shall continuously occupy and use the Premises only for the Permitted Use stated in the Basic Lease Information, in a manner consistent with the standards of a first class light industrial/warehouse project (the "PERMITTED USE") and shall not create or permit any nuisance or unreasonable interference with or disturbance of any other tenants of Landlord, or create any parking density with respect to Tenant or any Tenant Party at the Project greater than that specified in the Basic Lease Information. Tenant shall at its sole cost and expense strictly comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Premises, to Tenant's use of the common areas, or to the use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively "REGULATIONS"). Should any Regulation now or hereafter be imposed on Tenant or Landlord by any governmental body relating to the use or occupancy of the Premises by Tenant or any Tenant Party or concerning occupational, health or safety standards for employers, employees, or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such Regulations.

     8.2 HAZARDOUS MATERIALS.

          8.2.1 GENERAL RESTRICTIONS. Tenant shall conduct its business and shall cause each Tenant Patty to act in such a manner as to (a) not release or permit the release of any Hazardous Material in, under, on or about the Premises or Project, or (b) not use, store, generate, treat, dispose, disperse, handle, manufacture, transport or dispose of (collectively, "HANDLE") any Hazardous Materials (other than incidental amounts of customary cleaning and office supplies) in or about the Premises or Project without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion ("HAZARDOUS MATERIALS CONSENT REQUIREMENTS"). "HAZARDOUS MATERIAL" means any hazardous, explosive, radioactive or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or agency, including, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant" or "contaminant" under any Regulation, (ii) petroleum or petroleum derivative, (iii) a flammable explosive, (iv) a radioactive material or waste, (v) a polychlorinated biphenyl, (vi) asbestos or asbestos containing material, (vii) infectious waste, or (viii) a carcinogen.

          8.2.2 REQUIRED DISCLOSURES. Prior to Tenant (and at least five (5) days prior to any assignee or any subtenant of Tenant) taking possession of any part of the Premises, and on each anniversary of the Term Commencement Date (each such date is hereinafter referred to as a "DISCLOSURE DATE"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were Handled on, in, under or about the Premises or Project for the twelve (12) month period prior to such Disclosure Date, or which Tenant intends to Handle on, under or about the Premises or Project during the twelve
(12) month period following the Disclosure Date by executing and delivering to Landlord a "HAZARDOUS MATERIALS QUESTIONNAIRE," in the form attached hereto as EXHIBIT E (as updated and modified by Landlord, from time to time). Tenants disclosure obligations under this Paragraph 8.2.2 shall include a requirement that, to the extent any information contained in a Hazardous Materials Questionnaire previously delivered by Tenant shall become inaccurate in any material respect, Tenant shall immediately delivery to Landlord a new updated Hazardous Materials Questionnaire.

     8.3 ADDITIONAL OBLIGATIONS. If any Hazardous Materials shall be released into the environment comprising or surrounding the Project in connection with the acts, omissions or operations of Tenant or any Tenant Party, Tenant shall at its sole expense promptly prepare a remediation plan therefor consistent with applicable Regulations and recommended industry practices (and approved by Landlord and all governmental agencies having jurisdiction) to fully remediate such release, and thereafter shall prosecute the remediation plan so approved to completion with all reasonable diligence and to the satisfaction of Landlord and applicable governmental agencies. If any Hazardous Materials are Handled in, under, on or about the Premises or Project during the Term, or if Landlord determines in good faith that any release of any Hazardous Material or violation of Hazardous Materials Regulations may have occurred in, on, under or about the Premises during the Term, Landlord may require Tenant to at Tenant's sole expense, (i) retain a qualified environmental consultant reasonably satisfactory to Landlord to conduct a reasonable investigation (an "ENVIRONMENTAL ASSESSMENT") of a nature and scope reasonably approved in writing in advance by Landlord with respect to the existence of any Hazardous Materials in, on, under or about the Premises and providing a review of all Hazardous Materials activities of Tenant and the Tenant Parties, and (ii) provide to Landlord a reasonably detailed, written report, prepared in accordance with the institutional real estate standards, of the Environmental Assessment.

9. ASSIGNMENT AND SUBLETTING.

     9.1 TRANSFERS; CONSENT. Tenant shall not, without the prior written consent of Landlord, (a) assign, transfer, mortgage, hypothecate, or encumber this Lease or any estate or interest herein, whether directly, indirectly or by operation of law, (b) permit any other entity to become a Tenant hereunder by merger, consolidation, or other reorganization, (c) if Tenant is a corporation, partnership, limited liability company. limited liability partnership, trust, association or other business entity (other than a corporation whose stock is publicly traded), permit, directly or indirectly, the transfer of any ownership interest in Tenant so as to result in (i) a change in the current control of Tenant, (ii) a transfer of twenty-five percent (25%) or more in the aggregate in any twelve (12) month period in the beneficial ownership of such entity or (iii) a transfer of all or substantially all of the assets of Tenant, (d) sublet any portion of the Premises, or (e) grant any license, concession, or other right of occupancy of or with respect to any portion of the Premises, or (f) permit the use of the Premises by any party other than Tenant or a Tenant Party (each of the events listed in this Paragraph 9.1 being referred to herein as a "TRANSFER"). If Tenant requests Landlord's consent to any Transfer, then at least twenty (20) business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer and all consideration therefor (including a calculation of the Transfer Profits described below), copies of the proposed documentation, and the following information relating to the proposed transferee: name and address; information reasonably satisfactory to Landlord concerning the proposed transferee's business and business history; its proposed use of the Premises (including, without limitation, any proposed use of Hazardous Materials); banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the parties agree that it shall be reasonable for Landlord to withhold any such consent if, without limitation, Landlord determines in good faith that (A) the proposed transferee is not of a reasonable financial standing or is not creditworthy, (B) the proposed transferee is a governmental agency, (C) the proposed transferee, or any affiliate thereof, is then an occupant in the Project or has engaged in discussions with Landlord concerning a lease of direct space in the Project, (D) the proposed Transfer would result in a breach of any obligation of Landlord or permit any other tenant in the Project to terminate or modify its lease, (E) there is then in effect an uncured Event of Default, (F) the business or operations of the proposed transferee would involve the Handling of Hazardous Materials in, on, or about the Premises, (G) the proposed transferee does not enjoy a good reputation, as a business or as a tenant; or
(H) any guarantor of the Lease does not consent to such Transfer in a form satisfactory to Landlord. Any Transfer made without Landlord's consent shall be void and, at Landlord's election, shall constitute an Event of Default by Tenant. Tenant shall also, within ten (10) days of written demand therefor, pay to Landlord $500 as a review fee for each Transfer request, and reimburse Landlord for its reasonable attorneys' fees and all other costs incurred in connection with considering any request for consent to a proposed Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord Landlord's standard form transfer consent and agreement whereby the proposed transferee expressly assumes the Tenant's obligations hereunder. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease (or any guarantor of this Lease of its obligations with respect thereto), but rather Tenant and its transferee shall be jointly and severally liable for all obligations under this Lease allocable to the space subject to such Transfer. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. In the event of any claim by Tenant that Landlord has breached its obligations under this Paragraph 9.1, Tenant's remedies shall be limited to recovery of its out-of-pocket damages and injunctive relief.

     9.2 CANCELLATION AND RECAPTURE. Notwithstanding Paragraph 9.1, Landlord may (but shall not be obligated to), within ten (10) business days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or subject to an assignment of this Lease ("TRANSFER SPACE") as of the date such proposed Transfer is proposed to be effective and, thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person or entity or not at all) without liability to Tenant. If Landlord shall not cancel this Lease within such ten (10) business day period and notwithstanding any Landlord consent to the proposed Transfer, Tenant shall pay to Landlord, immediately upon receipt thereof, the entire excess ("TRANSFER PROFITS") of all compensation and other consideration paid to or for the benefit of Tenant (or any affiliate thereof) for the Transfer in excess of Base Rent and Additional Rent payable by Tenant hereunder (with respect to the Transfer Space) during the remainder of the Term (after straight-line amortization of any reasonable brokerage commissions and tenant improvement costs paid by Tenant in connection with the Transfer over the term of the Transfer). In any assignment or subletting undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary leasing.

10. INSURANCE, WAIVERS, SUBROGATION AND INDEMNITY.

     10.1 INSURANCE. Tenant shall maintain throughout the Term each of the insurance policies described on EXHIBIT D attached hereto and shall otherwise comply with the obligations and requirements provided on EXHIBIT D.

     10.2 WAIVER OF SUBROGATION. Landlord and Tenant each waives any claim, loss or cost it might have against the other for any injury to or death of any person or persons, or damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against (or is required to be insured against under the terms hereof) under any "all risk" property damage insurance policy covering the Building, the Premises, Landlord's or Tenant's fixtures. personal property, leasehold improvements, or business, regardless of whether the negligence of the other party caused such Loss.

     10.3 INDEMNITY. Subject to Paragraph 10.2, Tenant shall indemnify, defend and hold Landlord, Spieker Properties, Inc., and each of their respective directors, shareholders, partners, lenders, members, managers, contractors, affiliates and employees (collectively, "LANDLORD INDEMNITEES") from and against all claims, demands, proceedings, losses, obligations, liabilities, causes of action, suits, judgments, damages, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) arising from or asserted in connection with the use or occupancy of the Premises by Tenant or any Tenant Party, including, without limitation, by reason of any release (or any Handling) of any Hazardous Materials by Tenant or any Tenant Party in, under, on, or about the Project, or any negligence or misconduct of Tenant or of any Tenant Party in or about the Premises, or Tenant's breach of any of its covenants under this Lease, except in each case to the extent arising from the gross negligence or willful misconduct of Landlord or any Landlord Indemnitee. Except to the extent expressly provided in this Lease, Tenant hereby waives all claims against and releases Landlord and each Landlord Indemnitee for any injury to or death of persons, damage to property or business loss in any manner related to (i) Tenant's use and occupancy of the Premises, (ii) acts of God,
(iii) acts of third parties, or (iv) any matter outside of the reasonable control of Landlord. This Paragraph 10.3 shall survive termination of expiration of this Lease.

11. SUBORDINATION; ATTORNMENT.

     11.1 SUBORDINATION. This Lease is subject and subordinate to all present and future ground or master leases of the Project and to the lien of all mortgages or deeds of trust (collectively, "SECURITY INSTRUMENTS") now or hereafter encumbering the Project, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of any such Security Instruments, unless the holders of any such mortgages or deeds of trust, or the lessors under such ground or master leases (such holders and lessors are sometimes collectively referred to herein as "HOLDERS") require in writing that this Lease be superior thereto. Notwithstanding any provision of this Paragraph 11 to the contrary, any Holder of any Security Instrument may at any time subordinate the lien of its Security Instrument to this Lease without obtaining

Tenant's consent by giving Tenant written notice of such subordination, in which event this Lease shall be deemed to be senior to the Security Instrument in question. Tenant shall, within fifteen (15) days of request to do so by Landlord, execute, acknowledge and deliver to Landlord such further instruments or assurances as Landlord may deem necessary or appropriate to evidence or confirm the subordination or superiority of this Lease to any such Security Instrument; provided, however, that at the request of Tenant made within five
(5) days of any such Landlord request, Landlord shall use commercially reasonable efforts to obtain for the benefit of Tenant such Holder's standard nondisturbance agreement. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so within said fifteen (15) day period.

     11.2 ATTORNMENT. Tenant covenants and agrees that in the event that any proceedings are brought for the foreclosure of any mortgage or deed of trust, or if any ground or master lease is terminated, it shall attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or master lease, as the case may be, if so requested to do so by such purchaser or lessor, and to recognize such purchaser or lessor as "Landlord" under this Lease. If requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired portion of the Term then remaining).

12. RULES AND REGULATIONS. Tenant shall comply, and shall cause each Tenant Party to comply, with the Rules and Regulations of the Building which are attached hereto as EXHIBIT A, and all such nondiscriminatory modifications, additions, deletions and amendments thereto as Landlord shall adopt in good faith from time to time.

13. CONDEMNATION. If the entire Project or Premises are taken by right of eminent domain or conveyed by Landlord in lieu thereof (a "TAKING"), this Lease shall terminate as of the date of the Taking. If any part of the Project becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred eighty
(180) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and all Rent paid or payable hereunder shall be apportioned between Landlord and Tenant as of the date of such Taking. If any material portion, but less than all, of the Project, Building or the Premises becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to any Holder of any Security Instrument, then landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and all Rent paid or payable hereunder shall be apportioned between Landlord and Tenant as of the date of such Taking. If this Lease is not so terminated, then Base Rent thereafter payable hereunder shall be abated for the duration of the Taking in proportion to that portion of the Premises rendered untenantable by such Taking. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the land on which the Project is situated, the Project, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease and moving and relocation costs. Landlord and Tenant agree that the provisions of this Paragraph 13 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any Taking of any portion of the Premises, the Building, the Project or the land on which the Building is located, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Section 1265.130 of the California Code of Civil Procedure, as amended from time to time).

14. FIRE OR OTHER CASUALTY.

     14.1 REPAIR ESTIMATE; RIGHT TO TERMINATE. If all or any portion of the Premises, the Building or the Project is damaged by fire or other casualty (a "CASUALTY"), Landlord shall, within ninety (90) days after Landlord's discovery of such damage, deliver to Tenant its good faith estimate (the "DAMAGE NOTICE") of the time period following such notice needed to repair the damage caused by such Casualty. Landlord may elect to terminate this Lease in any case where (a) any portion of the Premises or any material portion of the Project are damaged and (b) either (i) Landlord estimates in good faith that the repair and restoration of such damage under Paragraph 14.2 ("RESTORATION") cannot reasonably be completed (without the payment of overtime) within two hundred
(200) days of Landlord's actual discovery of such damage, (ii) the Holder of any Security Instrument requires the application of any insurance proceeds with respect to such Casualty to be applied to the outstanding balance of the obligation secured by such Security Instrument, (iii) the cost of such Restoration is not fully covered by insurance proceeds available to Landlord and/or payments received by Landlord from tenants, or (iv) Tenant shall be entitled to an abatement of rent under this Paragraph 14 for any period of time in excess of thirty-three percent (33%) of the remainder of the Term. Such right of termination shall be exercisable by Landlord by delivery of written notice to Tenant at any time following the Casualty until forty-five (45) days following the later of (A) delivery of the Damage

Notice or (B) Landlord's discovery or determination of any of the events described in clauses (i) through (iv) of the preceding sentence, and shall be effective upon delivery of such notice of termination (or if Tenant has not vacated the Premises, upon the expiration of thirty (30) days thereafter).

     14.2 REPAIR OBLIGATION; ABATEMENT OF RENT. Subject to the provisions of Paragraph 14.1, Landlord shall, within a reasonable time after the discovery by Landlord of any damage resulting from a Casualty, begin to repair the damage to the Building and the Premises resulting from such Casualty and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as existed immediately before such Casualty, except for modifications required by Regulations, and modifications to the Building or the Project reasonably deemed desirable by Landlord; provided, however, that Landlord shall not be required as part of the Restoration to repair or replace any of the Alterations, furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises. Landlord shall have no liability for any inconvenience or annoyance to Tenant or injury to Tenant's business as a result of any Casualty, regardless of the cause therefor. Base Rent, and Additional Rent payable under Paragraph 3.2, shall abate if and to the extent a Casualty damages the Premises or common areas in the Project required and essential for access thereto and as a result thereof all or a material portion of the Premises are rendered unfit for occupancy, and are not occupied by Tenant, for the period of time commencing on the date Tenant vacates the portion of the Premises affected on account thereof and continuing until the date the Restoration to be performed by Landlord with respect to the Premises (and/or required common areas) is substantially complete, as determined by Landlord's architect. Landlord and Tenant agree that the provisions of this Paragraph 14 and the remaining provisions of this Lease shall exclusively govern the rights and obligations of the parties with respect to any and all damage to, or destruction of, all or any portion of the Premises or the Project by Casualty, and Landlord and Tenant hereby waive and release each and all of their respective common law and statutory rights inconsistent herewith, whether now or hereinafter in effect (including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, as amended from time to time).

15. PARKING. Tenant shall have the right to the nonexclusive use of the parking facilities of the Project for the parking of motor vehicles used by Tenant and Tenant Parties only; such rights arc not transferable without Landlord's approval. The use of such parking facilities shall be subject to such rules and regulations as are adopted by Landlord from time to time for the use of such facilities.

16. EVENTS OF DEFAULT. Each of the following occurrences shall be an "EVENT OF DEFAULT" and shall constitute a material default and breach of this Lease by
Tenant: (a) any failure by Tenant to pay any installment of Base Rent, Additional Rent or to make any other payment required to be made by Tenant hereunder when due; (b) the abandonment or vacation of the Premises by Tenant, provided, however, that abandonment or vacation of the Premises shall not be an Event of Default so long as no other Event of Default has occurred hereunder and provided Tenant has given Landlord five (5) days' prior written notice of its intent to vacate the Premises; (c) any failure by Tenant to execute and deliver any estoppel certificate or other document or instrument described in Paragraphs 10 (insurance), II (subordination) or 21.2 (estoppel certificates) requested by Landlord, where such failure continues for five(5) days after delivery of written notice of such failure by Landlord to Tenant; (d) any failure by Tenant to fully perform any other obligation of Tenant under this Lease, where such failure continues for thirty (30) days (except where a shorter period of time is specified in this Lease, in which case such shorter time period shall apply) after delivery of written notice of such failure by Landlord to Tenant; (e) the voluntary or involuntary filing of a petition by or against Tenant or any general partner of Tenant (i) in any bankruptcy or other insolvency proceeding,
(ii) seeking any relief under any state or federal debtor relief law, (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease, or (iv) for the reorganization or modification of Tenant's capital structure (provided, however, that if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within sixty (60) days after the filing thereof); (f) the default of any guarantor of Tenant's obligations hereunder under any guaranty of this Lease, the attempted repudiation or revocation of any such guaranty, or the participation by any such guarantor in any other event described in this Paragraph 16 (as if this Paragraph 16 referred to such guarantor in place of Tenant); (g) any release of any Hazardous Material in violation of Regulations by reason of the acts or omissions of Tenant or any Tenant Party, or any violation of the Hazardous Material Consent Requirements; or (h) any other event, act or omission which any other provision of this Lease identifies as an Event of Default. Any notice of any failure of Tenant required under this Paragraph 16 shall be in lieu of, and not in addition to, any notice required under Section 1161 ET SEQ. of the California Code of Civil Procedure.

17. REMEDIES. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate, and cumulative), the option to pursue any one (1) or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever:

     (a) Terminate this Lease, and Landlord may recover from Tenant the following: (i) the worth at the time of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned alter termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom (specifically including, without limitation, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant); and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "RENT" as used in this Paragraph 17(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 17(a)(i) and (ii), above, the "WORTH AT THE TIME OF AWARD" shall be computed by allowing interest at the Default Rate, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 17(a)(iii) above, the "WORTH AT THE TIME OF AWARD" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (b) Landlord shall have the remedy described in California Civil Code
Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

     (c) Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Paragraphs 17(a) and 17(b) above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive, or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

     (d) Following the occurrence of three instances of payment of Rent more than ten (10) days late in any twelve (12) month period, the late charge set forth in Paragraph 4 shall apply from the date payment was due and Landlord may, without prejudice to any other rights or remedies available to it, upon written notice to Tenant, require that all remaining monthly installments of Rent payable under this Lease shall be payable by cashier's check or electronic funds transfer three (3) months in advance, and may require that Tenant increase the Security Deposit to an amount equal to three times the current month's Rent at the time of the most recent default. In addition, (i) upon the occurrence of an Event of Default by Tenant, if the Premises or any portion thereof are sublet, Landlord may, at its option and in addition and without prejudice to any other remedies herein provided or provided by law, collect directly from the sublessee(s) all rentals becoming due to the Tenant and apply such rentals against other sums due hereunder to Landlord; (ii) without prejudice to any other right or remedy of Landlord, if Tenant shall be in default under this Lease, Landlord may cure the same at the expense of Tenant (A) immediately and without notice in the case (1) of emergency, (2) where such default unreasonably interferes with any other tenant in the Building, or (3) where such default will result in the violation of any Regulation or the cancellation of any insurance policy maintained by Landlord, and (B) in any other case if such default continues for ten (10) days following the receipt by Tenant of notice of such default from Landlord and all costs incurred by Landlord in curing such default(s), including, without limitation, attorneys' fees, shall be reimbursable by Tenant as Rent hereunder upon demand, together with interest thereon, from the date such costs were incurred by Landlord, at the Default Rate; and (iii) Tenant hereby waives for Tenant and for all those claiming under Tenant all rights now and hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

18. SURRENDER OF PREMISES. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or earlier termination of this Lease, Tenant shall deliver to landlord all keys (including any electronic access devices and the like) to the Premises, and Tenant shall deliver to Landlord the Premises in the same condition as existed on the date Tenant originally took possession thereof, ordinary wear and tear excepted, provided that ordinary wear and tear shall not include repair and clean up items. By way of example, but without limitation, repair and clean up items shall include cleaning of all interior walls and floors, replacement of damaged or missing ceiling or floor tiles, window coverings or cover plates, removal of any Tenant-introduced markings, repair of all holes and gaps and repainting required thereby, the removal of any storage tanks installed by Tenant or any Tenant Party, the removal and full remediation of any soil, material or ground water contamination by Tenant or any Tenant Party in accordance with all Regulations and all requirements hereunder, as well as the removal requirements below. In addition, prior to the expiration of the Term or any sooner termination thereof, (a) Tenant shall remove such Alterations as Landlord shall request and shall restore the portion of the Premises affected by such Alterations and such removal to its condition existing immediately prior to the making of such Alterations, (b) Tenant shall remove from the Premises all unattached trade fixtures, furniture, equipment and personal property located in the Premises, including, without limitation, phone equipment, wiring, cabling and all garbage, waste and debris, and (c) Tenant shall repair all damage to the Premises or the Project caused by any such removal including, without limitation, full restoration of all holes and gaps resulting from any such removal and repainting required thereby. All personal property and fixtures of Tenant not so removed shall, to the extent permitted under applicable Regulations, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items.

19. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Term hereof, with or without the express or implied consent of Landlord, Tenant shall become and be only a tenant at sufferance at a daily rent equal to one-thirtieth of the greater of (a) the then prevailing monthly fair market rental rate as determined by Landlord in its sole and absolute discretion, or (b) two hundred percent (200%) of the monthly installment of Base Rent (and estimated Additional Rent payable under Paragraph 3.2) payable by Tenant immediately prior to such expiration or termination, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable, as reasonably determined by Landlord. Neither any provision hereof nor any acceptance by Landlord of any Rent after any such expiration or earlier termination (including, without limitation, through any "lockbox") shall be deemed a consent to any holdover hereunder or result in a renewal of this Lease or an extension of the Term, or any waiver of any of Landlord's rights or remedies with respect to such holdover. Notwithstanding any provision to the contrary contained herein, (i) Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof or at any time during any holdover, and the right to assert any remedy at law or in equity to evict Tenant and collect damages in connection with any such holdover, and (ii) Tenant shall indemnity, defend and hold Landlord harmless from and against any and all claims, demands, actions, proceedings, losses, damages, liabilities, obligations, penalties, costs and expenses, including, without limitation, all lost profits and other consequential damages, attorneys' fees, consultants' fees and court costs incurred or suffered by or asserted against Landlord by reason of Tenant's failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

20. SUBSTITUTION SPACE. Upon at least sixty (60) days' prior written notice, Landlord may relocate Tenant within the Project (or to any other facility owned by Landlord within the vicinity of the Project) to space which is comparable in size, utility and condition to the Premises. If Landlord relocates Tenant, Landlord shall (a) reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment and supplies from the Premises to the relocation space and for reprinting Tenant's stationery of the same quality and quantity as Tenant's stationery supply on hand immediately before Landlord's notice to Tenant of the exercise of this relocation right, and (b) improve the relocation space with improvements substantially similar to those Landlord is committed to provide or has provided in the Premises under this Lease. Upon such relocation, the relocation space shall be deemed to be the Premises and the terms of this Lease shall remain in full force and shall apply to the relocation space; provided, however, that (i) if the rentable area of the relocation space is smaller than rentable area of the Premises, then Tenant shall be entitled (from and after the relocation date) to a reduction in Base Rent in proportion to the reduction in the rentable area of the Premises, with a corresponding reduction in Tenant's Proportionate Share and (ii) if the rentable area of the relocation space is larger than the rentable area of the Premises, then the Base Rent and Tenant's Proportionate Share shall not be modified in any way.

21. MISCELLANEOUS.

     21.1 LANDLORD TRANSFERS AND LIABILITY. Landlord may, without restriction, sell, assign or transfer in any manner all or any portion of the Project, any interest therein or any of Landlord's rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall automatically be released from any further obligations hereunder, provided that the assignee thereof assumes in writing all of the Landlord's obligations hereunder accruing after such assignment. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease or with respect to any obligation or liability related to the Premises or the Project shall be recoverable only from the interest of Landlord in the Project, and neither Landlord nor any affiliate thereof shall have any personal liability with respect thereto and in no case shall Landlord be liable to Tenant for any lost profits, damage to business, or any form of special, indirect or consequential damage on account of any breach of this Lease.

     21.2 ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS. At any time and from time to time during the Term, Tenant shall, without charge, execute, acknowledge and deliver to Landlord within ten (10) days after Landlord's request therefor, an estoppel certificate in recordable form containing such factual certifications and other provisions as are found in the estoppel certificate forms requested by institutional tenders and purchasers. Tenant agrees in any case that (a) the foregoing certificate may be retied on by anyone holding or proposing to acquire any interest in the Project from or through Landlord or by any mortgagee or lessor or prospective mortgagee or lessor of the Project or of any interest therein and (b) the form of estoppel certificate shall be in the form of, at Landlord's election, the standard form of such present or prospective lender, lessor or purchaser (or any form substantially similar thereto), or any other form that Landlord shall reasonably select. At the request of Landlord from time to time, Tenant shall provide to Landlord within ten (10) days of Landlord's request therefor Tenant's and any guarantor's current financial statements.

     21.3 NOTICES. Notices, requests, consents or other communications desired or required to be given by or on behalf of Landlord or Tenant under this Lease shall be effective only if given in writing and sent by (a) registered or certified United States mail, postage prepaid, (b) nationally recognized express mail courier that provides written evidence of delivery, fees prepaid, or (c) facsimile and United States mail, postage prepaid, and addressed as set forth in the Basic Lease Information, or at such other address in the State of California as may be specified from time to time, in writing, or, if to Tenant, at the Premises. Any such notice, request, consent, or other communication shall only be deemed given (i) if sent by registered or certified United States mail, on the day it is officially delivered to or refused by the intended recipient, (ii) if sent by nationally recognized express mail courier, on the date it is officially recorded by such courier, (iii) if delivered by facsimile, on the date the sender obtains written telephonic confirmation that the electronic transmission was received, or (iv) if delivered personally, upon delivery or, if refused by the intended recipient, upon attempted delivery.

     21.4 PAYMENT BY TENANT; NON-WAIVER. Landlord's acceptance of Rent (including, without limitation, through any "LOCKBOX") following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such terms. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     21.5 CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord hereby reserves and shall have the following rights with respect to the Premises and the Project:
(a) to make inspections, repairs, or improvements, whether structural or otherwise, in and about the Premises or any part thereof; and (b) to enter the Premises at reasonable hours (or at any time in an emergency) to perform repairs, to take any action authorized hereunder, or to show the Premises to prospective purchasers or lenders, or, during the last six (6) months of the Term, prospective tenants.

     21.6 MISCELLANEOUS. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Tenant and the person or persons signing on behalf of Tenant represent and warrant that Tenant has full right and authority to enter into this Lease, and that all persons signing this Lease on its behalf are authorized to do so. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All exhibits and attachments attached hereto are incorporated herein by this reference. This Lease shall be governed by and construed in accordance with the laws of the State of California. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including without limitation, reasonable attorneys' fees and court costs. Tenant shall not record this Lease or any memorandum hereof. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE. Submission of this Lease to

Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant. This Lease may be executed in any number of counterparts, each of which shall be deemed an original. Time is of the essence as to the performance of each covenant hereunder in which time of performance is a factor.

22.     ADDENDA/ADDITIONAL PROVISIONS.

       SIGNAGE. TENANT SHALL BE ENTITLED TO ONE BUILDING SIGN TO BE LOCATED IN FRONT OF TENANT'S PREMISES APPROXIMATELY AS INDICATED IN BLUE ON THE ATTACHED FLOOR PLAN (EXHIBIT B). SUCH SIGN WILL BE DESIGNED AND CONSTRUCTED AT TENANT'S SOLE COST AND EXPENSE. ALL SIGNS SHALL BE SUBJECT TO LANDLORD'S APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, AND APPROVAL OF ANY PUBLIC AUTHORITIES HAVING JURISDICTION. TENANT SHALL BE RESPONSIBLE FOR ELECTRICAL ENERGY USED IN CONNECTION WITH ITS SIGNS, REPAIRS AND MAINTENANCE NECESSARY TO MAINTAIN THE SIGNS IN THEIR ORIGINAL CONDITION. ALL OF TENANT'S SIGNS SHALL AT ALL TIMES REMAIN THE PROPERTY OF TENANT AND TENANT MUST REMOVE ITS SIGNS AT THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE. TENANT SHALL REPAIR ANY DAMAGE CAUSED IN THE REMOVAL OF ITS SIGN.

                                    EXHIBIT A
                                INDUSTRIAL LEASE
                              RULES AND REGULATIONS

1. Driveways, sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The driveways, sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord.

2. No sign, placard, banner, picture, name, advertisement or notice, visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Project without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of Tenant's Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

     All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense.

3. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Project and shall be liable to Landlord for all acts of such persons.

     Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Project of any person.

     During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Project during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Project.

6. Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

8. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline, or inflammable or combustible fluid or material except in strict accordance with the terms of the Lease.

9. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building, or the Project.

10. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

11. If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. The cost of purchasing, installation and maintenance of such services shall be borne solely by Tenant.

12. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

13. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

14. Tenant shall not mark, or drive nails, screws or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

15. Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law.

     Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

16. Each tenant shall store all its trash and garbage within the interior of the Premises or as otherwise directed by Landlord from time to time. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal.

17. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Project, without the written consent of Landlord.

18. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Project.

19. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of alcohol or drugs or who commits any act in violation of any of these Rules and Regulations.

20. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Project or any photograph or other likeness of the Building or the Project in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's or Project's name in Tenant's address.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

23. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. No trucks, truck tractors, trailers or fifth wheel are allowed to be parked anywhere at any time within the Project other than in Tenant's own truck dock well. Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Project overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas or loading areas. Any tenant found parking in such designated visitor or reserved parking areas or loading areas or unauthorized areas shall be subject to tow-away at vehicle owner's expense. The parking areas shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

24. No Tenant is allowed to unload, unpack, pack or in any way manipulate any products, materials or goods in the common areas of the Project including the parking and driveway areas of the Project. All products, goods and materials must be manipulated, handled, kept, and stored within the Tenant's Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas of the Project. Tenant also agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation. All products, materials and goods are to enter and exit the Premises by being loaded or unloaded through dock high doors into trucks and or trailers, over dock high loading platforms into trucks and or trailers or loaded or unloaded into trucks and or trailers within the Premises through grade level door access.

25. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Project.

27. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.

                            [FLOOR PLAN DRAWING HERE]

                                    EXHIBIT C

                           LEASE IMPROVEMENT AGREEMENT

          THIS LEASE IMPROVEMENT AGREEMENT ("IMPROVEMENT AGREEMENT") SETS FORTH THE TERMS AND CONDITIONS RELATING TO CONSTRUCTION OF THE INITIAL TENANT IMPROVEMENTS DESCRIBED IN THE PLANS REFERRED TO BELOW (THE "TENANT IMPROVEMENTS") IN THE PREMISES. CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE LEASE (THE "LEASE") TO WHICH THIS IMPROVEMENT AGREEMENT IS ATTACHED AND FORMS A PART.

1. PLANS AND SPECIFICATIONS.

     1.1. LANDLORD SHALL CONSTRUCT THE TENANT IMPROVEMENTS IN THE PREMISES PURSUANT TO THE PRELIMINARY DRAWINGS BY HPC ARCHITECTURE DATED 8/17/99 (COLLECTIVELY, THE "PLANS"). FINAL APPROVED DRAWINGS SHALL BE ATTACHED AS EXHIBIT C-1. TENANT SHALL MAKE NO CHANGES OR MODIFICATIONS TO THE PLANS OR SUBMIT ANY CHANGE ORDERS WITHOUT THE PRIOR WRITTEN APPROVAL OF LANDLORD.

     1.2 LANDLORD SHALL ASSIGN TO TENANT ALL WARRANTIES AND GUARANTEES BY THE CONTRACTOR WHO CONSTRUCTS THE TENANT IMPROVEMENTS RELATING TO THE TENANT IMPROVEMENTS, AND TENANT HEREBY WAIVES ALL CLAIMS AGAINST LANDLORD RELATING TO, OR ARISING OUT OF THE CONSTRUCTION OF, THE TENANT IMPROVEMENTS.

2. SPECIFICATIONS FOR STANDARD TENANT IMPROVEMENTS.

     2.1. SPECIFICATIONS AND QUANTITIES OF STANDARD BUILDING COMPONENTS WHICH WILL COMPRISE AND BE USED IN THE CONSTRUCTION OF THE TENANT IMPROVEMENTS ("STANDARDS") ARE SET FORTH IN SCHEDULE 1 TO THIS EXHIBIT C. AS USED HEREIN, "STANDARDS" OR "BUILDING STANDARDS" SHALL MEAN THE STANDARDS FOR A PARTICULAR ITEM SELECTED FROM TIME TO TIME BY LANDLORD FOR THE BUILDING, OR SUCH OTHER STANDARDS OF EQUAL OR BETTER QUALITY AS MAY BE MUTUALLY AGREED BETWEEN LANDLORD AND TENANT IN WRITING.

     2.2. NO DEVIATIONS FROM THE STANDARDS ARE PERMITTED.

3. CONSTRUCTION OF TENANT IMPROVEMENTS.

     3.1. PROMPTLY UPON THE EXECUTION OF THIS IMPROVEMENT AGREEMENT. LANDLORD SHALL SECURE A BUILDING PERMIT AND COMMENCE CONSTRUCTION OF THE TENANT IMPROVEMENTS PROVIDED THAT TENANT SHALL COOPERATE WITH LANDLORD IN EXECUTING PERMIT APPLICATIONS AND PERFORMING OTHER ACTIONS REASONABLY NECESSARY TO ENABLE LANDLORD TO OBTAIN ANY REQUIRED PERMITS OR CERTIFICATES OF OCCUPANCY. LANDLORD SHALL NOT BE LIABLE FOR ANY DIRECT OR INDIRECT DAMAGES SUFFERED BY TENANT AS A RESULT OF DELAYS IN CONSTRUCTION BEYOND LANDLORD'S REASONABLE CONTROL, INCLUDING, BUT NOT LIMITED TO, DELAYS DUE TO STRIKES OR UNAVAILABILITY OF MATERIALS OR LABOR, OR DELAYS CAUSED BY TENANT (INCLUDING DELAYS BY THE CONTRACTOR OR ANYONE ELSE PERFORMING SERVICES ON BEHALF OF LANDLORD OR TENANT).

     3.2. IF ANY WORK IS TO BE PERFORMED ON THE PREMISES BY TENANT OR TENANT'S CONTRACTOR OR AGENTS:

          (a) SUCH WORK SHALL PROCEED UPON LANDLORD'S WRITTEN APPROVAL OF TENANT'S CONTRACTOR, PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE CARRIED BY TENANT'S CONTRACTOR, AND DETAILED PLANS AND SPECIFICATIONS FOR SUCH WORK SHALL BE AT TENANT'S SOLE COST AND EXPENSE, AND SHALL FURTHER BE SUBJECT TO THE PROVISIONS OF PARAGRAPHS 7.1 AND 7.3 OF THE LEASE.

          (b) ALL WORK SHALL BE DONE IN CONFORMITY WITH A VALID BUILDING PERMIT WHEN REQUIRED, A COPY OF WHICH SHALL BE FURNISHED TO LANDLORD BEFORE SUCH WORK IS COMMENCED, AND IN ANY CASE, ALL SUCH WORK SHALL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE REGULATIONS. NOTWITHSTANDING ANY FAILURE BY LANDLORD TO OBJECT TO ANY SUCH WORK. LANDLORD SHALL HAVE NO RESPONSIBILITY FOR TENANT'S FAILURE TO COMPLY WITH ALL APPLICABLE REGULATIONS.

          (c) IF REQUIRED BY LANDLORD OR ANY LENDER OF LANDLORD. ALL WORK BY TENANT OR TENANT'S CONTRACTOR OR AGENTS SHALL BE DONE WITH UNION LABOR IN ACCORDANCE WITH ALL UNION LABOR AGREEMENTS APPLICABLE TO THE TRADES BEING EMPLOYED.

          (d) ALL WORK BY TENANT OR TENANT'S CONTRACTOR OR AGENTS SHALL BE SCHEDULED THROUGH LANDLORD.

          (e) TENANT OR TENANT'S CONTRACTOR OR AGENTS SHALL ARRANGE FOR NECESSARY UTILITY, HOISTING AND ELEVATOR SERVICE WITH LANDLORD'S CONTRACTOR AND SHALL PAY SUCH REASONABLE CHARGES FOR SUCH SERVICES AS MAY BE CHARGED BY TENANT'S OR LANDLORD'S CONTRACTOR.

          (f) TENANT'S ENTRY TO THE PREMISES FOR ANY PURPOSE, INCLUDING, WITHOUT LIMITATION. INSPECTION OR PERFORMANCE OF TENANT CONSTRUCTION BY TENANT'S AGENTS, PRIOR TO THE DATE TENANT'S OBLIGATION TO PAY RENT COMMENCES SHALL BE SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE LEASE EXCEPT THE PAYMENT OF RENT. TENANT'S ENTRY SHALL MEAN ENTRY BY TENANT. ITS OFFICERS, CONTRACTORS, LICENSEES, AGENTS, SERVANTS, EMPLOYEES, GUESTS, INVITEES, OR VISITORS.

          (g) TENANT SHALL PROMPTLY REIMBURSE LANDLORD UPON DEMAND FOR ANY REASONABLE EXPENSE ACTUALLY INCURRED BY THE LANDLORD BY REASON OF FAULTY WORK DONE BY TENANT OR ITS CONTRACTORS OR BY REASON OF ANY DELAYS CAUSED BY SUCH WORK, OR BY REASON OF INADEQUATE CLEAN-UP.

4. COMPLETION AND RENTAL COMMENCEMENT DATE.

     4.1 TENANT'S OBLIGATION TO PAY RENT UNDER THE LEASE SHALL COMMENCE ON THE APPLICABLE DATE DESCRIBED IN PARAGRAPH 3 OF THE LEASE. HOWEVER:

          (a) IF TENANT DELAYS IN APPROVING ANY MATTER REQUIRING TENANT'S APPROVAL WITHIN THE TIME LIMITS SPECIFIED HEREIN; OR


          (b) IF THE CONSTRUCTION PERIOD IS EXTENDED BECAUSE TENANT REQUESTS ANY CHANGES IN CONSTRUCTION OR MODIFIES THE PLANS OR IF THE SAME DO NOT COMPLY WITH THE APPLICABLE REGULATIONS; OR

          (c) IF LANDLORD IS OTHERWISE DELAYED IN THE CONSTRUCTION OF THE TENANT IMPROVEMENTS FOR ANY ACT OR OMISSION OF OR BREACH BY TENANT OR ANYONE PERFORMING SERVICES ON BEHALF OF TENANT OR ON ACCOUNT OF ANY WORK PERFORMED ON THE PREMISES BY TENANT OR TENANT'S CONTRACTORS OR AGENTS, THEN THE DATE DESCRIBED IN PARAGRAPH 2 OF THE LEASE SHALL BE DEEMED TO BE ACCELERATED BY THE TOTAL NUMBER OF DAYS OF TENANT DELAYS DESCRIBED IN (A) THROUGH (C) ABOVE (EACH, A "TENANT DELAY"), CALCULATED IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH 4.2 BELOW.

     4.2. IF THE TERM OF THE LEASE HAS NOT ALREADY COMMENCED PURSUANT TO THE PROVISIONS OF PARAGRAPH 2 OF THE LEASE AND SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS HAS BEEN DELAYED ON ACCOUNT OF ANY TENANT DELAYS, THEN UPON ACTUAL SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS (AS DEFINED IN PARAGRAPH 2 OF THE LEASE), LANDLORD SHALL NOTIFY TENANT IN WRITING OF THE DATE SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS WOULD HAVE OCCURRED BUT FOR SUCH TENANT DELAYS, AND SUCH DATE SHALL THEREAFTER BE DEEMED TO BE THE TERM COMMENCEMENT DATE FOR ALL PURPOSES UNDER THE LEASE. TENANT SHALL PAY TO LANDLORD. WITHIN THREE (3) BUSINESS DAYS AFTER RECEIPT OF SUCH WRITTEN NOTICE (WHICH NOTICE SHALL INCLUDE A SUMMARY OF TENANT DELAYS). THE PER DIEM BASE RENT TIMES THE NUMBER OF DAYS BETWEEN THE DATE THE TERM COMMENCEMENT DATE WOULD HAVE OTHERWISE OCCURRED BUT FOR THE TENANT DELAYS (AS DETERMINED BY LANDLORD'S CONTRACTOR), AND THE DATE OF ACTUAL SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS.

     4.3. PROMPTLY AFTER SUBSTANTIAL COMPLETION OF THE TENANT IMPROVEMENTS. LANDLORD SHALL GIVE NOTICE TO TENANT AND TENANT SHALL CONDUCT AN INSPECTION OF THE PREMISES WITH A REPRESENTATIVE OF LANDLORD AND DEVELOP WITH SUCH REPRESENTATIVE OF LANDLORD A PUNCHLIST OF ITEMS, IF ANY, OF THE TENANT IMPROVEMENTS THAT ARE NOT COMPLETE OR THAT REQUIRE CORRECTION. UPON RECEIPT OF SUCH PUNCHLIST, LANDLORD SHALL PROCEED DILIGENTLY TO REMEDY SUCH ITEMS AT LANDLORD'S COST AND EXPENSE PROVIDED SUCH ITEMS ARE PART OF THE TENANT IMPROVEMENTS TO BE CONSTRUCTED BY LANDLORD HEREUNDER AND ARE OTHERWISE CONSISTENT WITH LANDLORD'S OBLIGATIONS UNDER THIS IMPROVEMENT AGREEMENT (WITH ANY DISPUTE BETWEEN LANDLORD AND TENANT PERTAINING THERETO TO BE RESOLVED BY LANDLORD'S ARCHITECT OR GENERAL CONTRACTOR). SUBSTANTIAL COMPLETION SHALL OCCUR NOTWITHSTANDING DELIVERY OF ANY SUCH PUNCHLIST.

     4.4. A DEFAULT UNDER THIS IMPROVEMENT AGREEMENT SHALL CONSTITUTE A DEFAULT UNDER THE LEASE, AND THE PARTIES SHALL BE ENTITLED TO ALL RIGHTS AND REMEDIES UNDER THE LEASE IN THE EVENT OF A DEFAULT HEREUNDER BY THE OTHER PARTY (NOTWITHSTANDING THAT THE TERM THEREOF HAS NOT COMMENCED).

     4.5. WITHOUT LIMITING THE "AS-IS" PROVISIONS OF THE LEASE, EXCEPT FOR THE TENANT IMPROVEMENTS TO BE CONSTRUCTED BY LANDLORD PURSUANT TO THIS IMPROVEMENT AGREEMENT, TENANT ACCEPTS THE PREMISES IN ITS "AS-IS" CONDITION AND ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO INSPECT THE PREMISES PRIOR TO SIGNING THE LEASE.

                                   EXHIBIT C-I

          FINAL CONSTRUCTION DRAWINGS SHALL BE ATTACHED AS EXHIBIT C-1.

                                    EXHIBIT D

                               TENANT'S INSURANCE

Tenant shall, at Tenant's sole cost and expense, procure and keep in effect from the date of this Lease and at all times until the end of the Term, the following insurance coverage:

1. PROPERTY INSURANCE. Insurance on all personal property and fixtures of Tenant and all improvements made by or for Tenant to the Premises on an "All Risk" or "Special Form" basis, for the full replacement value of such property. Such insurance shall be endorsed to name Landlord, any Holder of a Security Instrument and any other party specified by Landlord as a loss payee.

2. LIABILITY INSURANCE. Commercial General Liability insurance written on an ISO CG 00 0l 10 93 or equivalent form, on an occurrence basis, with a per occurrence limit of at least $2,000,000, and a minimum general aggregate limit of at least $3,000,000, covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises or the Project by Tenant or any Tenant Party. Such insurance shall include contractual liability coverage insuring Tenant's indemnity obligations under this Lease, and shall be endorsed to name Landlord, any Holder of a Security Instrument and any other party specified by Landlord as an additional insured with regard to liability arising out of the ownership, maintenance or use of the Premises.

3. WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY INSURANCE. (a) Worker's Compensation Insurance as required by any Regulation, and (b) Employer's Liability Insurance in amounts not less than $1,000,000 each accident for bodily injury by accident and for bodily injury by disease, and for each employee for bodily injury by disease.

4. COMMERCIAL AUTO LIABILITY INSURANCE. Commercial auto liability insurance with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage for each accident. Such insurance shall cover liability relating to any auto (including owned, hired and non-owned autos).

5. ALTERATIONS REQUIREMENTS. In the event Tenant shall desire to perform any Alterations, Tenant shall deliver to Landlord, prior to commencing such Alterations (i) evidence satisfactory to Landlord that Tenant carries "Builder's Risk" insurance covering construction of such Alterations in an amount and form approved by Landlord, (ii) such other insurance as Landlord shall nondiscriminatorily require, and (iii) a lien and completion bond or other security in form and amount satisfactory to Landlord.

6. GENERAL INSURANCE REQUIREMENTS. All coverages described in this EXHIBIT D shall be endorsed to (i) provide Landlord with thirty (30) days' notice of cancellation or change in terms; (ii) waive all rights of subrogation by the insurance carrier against Landlord; and (iii) be primary and non-contributing with Landlord's insurance. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this EXHIBIT D is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this EXHIBIT D. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated AVII or better in "Best's Insurance Guide" and authorized to do business in the State of California. Deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed $10,000 per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder, and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant under the Lease, procure the same for the account of Tenant, and the cost thereof (with interest thereon at the Default Rate) shall be paid to Landlord as Additional Rent.

                                    EXHIBIT E

                        HAZARDOUS MATERIALS QUESTIONNAIRE

This questionnaire is designed to solicit information regarding Tenant's proposed use, generation, treatment, storage, transfer or disposal of hazardous or toxic materials, substances or wastes. If this Questionnaire is attached to or provided in connection with a lease, the reference herein to any such items shall include all items defined as "Hazardous Materials," "Hazardous Substances," "Hazardous Wastes," "Toxic Materials," "Toxic Substances, "Toxic Wastes," or such similar definitions contained in the lease. Please complete the questionnaire and return it to Landlord for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

1.   PROPOSED TENANT

     Name (Corporation, Individual, Corporate or Individual DBA, or
     Public Agency):                         SITEBRIGADE, INC.
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

     Standard Industrial Classification
     Code (SIC):
                ----------------------------------------------------------------

     Street Address:         3283 SCOTT BLVD.
                    ------------------------------------------------------------

     City, Slate, Zip Code:        SANTA CLARA, CA  95054
                           -----------------------------------------------------

     Contact Person & Title:       MARV TSEU, CEO
                            ----------------------------------------------------

     Telephone Number:    (650)947-0402     Facsimile Number:  (650)947-0544
                      ---------------------                  -------------------

2.   LOCATION AND ADDRESS OF PROPOSED LEASE

     Street Address:         3283 SCOTT BLVD.
                    ------------------------------------------------------------

     City, State, Zip Code:       SANTA CLARA, CA  95054
                           -----------------------------------------------------

     Bordering Streets:      BOWERS AVENUE
                       ---------------------------------------------------------

     Streets to which Premises has Access:    SCOTT BLVD.
                                          --------------------------------------

3.   DESCRIPTION OF PREMISES

     Floor Area:             11,200 S.F.
                ----------------------------------------------------------------

     Number of Parking Spaces:       4/1000
                              --------------------------------------------------

     Date of Original Construction:            1980
                                   ---------------------------------------------

     Past Uses of Premises:           UNKNOWN
                           -----------------------------------------------------

     Dates and Descriptions of Significant Additions or Improvements: NONE KNOWN
                                                                     -----------

     Proposed Additions, Alterations or Improvements, if any:     NONE KNOWN
                                                             -------------------

4.   DESCRIPTION OF PROPOSED PREMISES USE

     Describe proposed use and operation of Premises including (i) services to be performed, (ii) nature and types of manufacturing or assembly processes, if any, and (iii) the materials or products to be stored at the Premises.

     DESIGN AND MANAGEMENT OF LARGE COMPLEXT INTERNET SITES FOR E-BUSINESS
     ---------------------------------------------------------------------------
     CORPORATIONS ON AN OUTSOURCED BASIS.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Will the operation of your business at the Premises involve the use, generation, treatment, storage, transfer or disposal of hazardous wastes or
     materials? Do they now? Yes        No  X    If the answer is
                                 ---       ---
     "yes," or if your SIC code number is between 2000 to 4000, please complete
     Section V.

5.  PERMIT DISCLOSURE

     Does or will the operation of any facet of your business at the Premises require any permits, licenses or plan approvals from any of the following agencies?

           U.S. Environmental Protection Agency         Yes      No   X
                                                            ----     ----

           City or County Sanitation District           Yes      No   X
                                                            ----     ----

           State Department of Health Services          Yes      No   X
                                                            ----     ----

           U.S. Nuclear Regulatory Commission           Yes      No   X
                                                            ----     ----

           Air Quality Management District              Yes      No   X
                                                            ----     ----

           Bureau of Alcohol, Firearms and Tobacco      Yes      No   X
                                                            ----     ----

           City or County Fire Department               Yes      No   X
                                                            ----     ----

           Regional Water Quality Control Board         Yes      No   X
                                                            ----     ----

           Other Governmental Agencies (if yes,         Yes      No   X
                                                            ----     ----

           identify: ______________________)

     If the answer to any of the above is "yes," please indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     If your answer to any of the above is "yes," please complete Sections VI and VII.

6.  HAZARDOUS MATERIALS DISCLOSURE

     Will any hazardous or toxic materials or substances be stored on the Premises? Yes No X . If the answer is "yes," please describe the materials
              ----   ---
     or substances to be stored, the quantities thereof and the proposed method of storage of the same (i.e., drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas (G):

      Material/     Quantity to be                         Amount to be      Maximum Period of
      Substance        Stored on       Storage Method         Stored         Premises Storage
                       Premises                         on a Monthly Basis

     ------------- ------------------  ---------------- -------------------  ------------------
     ------------- ------------------  ---------------- -------------------  ------------------

     ------------- ------------------  ---------------- -------------------  ------------------

     ------------- ------------------  ---------------- -------------------  ------------------

     Attach additional sheets if necessary.

     Is any modification of the Premises improvements required or planned to mitigate the release of toxic or hazardous materials substance or wastes into the environment? Yes No X If the answer is "yes," please
                          ----   ---
     describe the proposed Premises modifications:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


7.  HAZARDOUS WASTE DISCLOSURE

     Will any hazardous waste, including recyclable waste, be generated by the
     operation of your business at the Premises? Yes    No  X
                                                    ---    ---
     If the answer is "yes," please list the hazardous waste which is expected to be generated (or potentially will be generated) at the Premises, its hazard class and volume/frequency of generation on a monthly basis.

                                                                      Maximum Period of
             Waste Name         Hazard Class       Volume/Month       Premises Storage
         -------------------    -------------     ---------------    --------------------
         -------------------    -------------     ---------------    --------------------

         -------------------    -------------     ---------------    --------------------

     Attach additional sheets if necessary.

     If the answer is "yes," please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other).

         Waste Name                  Storage Method

         ---------------------       --------------

         ---------------------       --------------

     Attach additional sheets if necessary.

     If the answer is "yes," please also describe the method(s) of disposal for each waste. Indicate where disposal will take place including the methods, equipment and companies to be used to transport the waste:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Is any treatment or processing of hazardous wastes to be conducted at the
     Premises? Yes    No  X  If the answer is "yes," please describe proposed
                  ---   ----
     treatment/processing methods.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Which agencies arc responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Have there been any agency enforcement actions regarding Tenant (or any affiliate thereof), or any existing Tenant's (or any affiliate's) facilities, or any past, pending or outstanding administrative orders or consent decrees with respect to Tenant or any affiliate thereof? Yes
                                                                         -----
     No X  If the answer is "yes," have there been any continuing compliance
       ---
     obligations imposed on Tenant or its affiliates as a result of the decrees
     or orders? Yes    No    If the answer is "yes," please describe:
                   ---   ---

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Has Tenant or any of its affiliates been the recipient of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes
                                                                    ----
     No  X  If the answer is "yes," please describe:
        ---

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Are there any pending citizen lawsuits, or have any notices of violations been provided to Tenant or its affiliates or with respect to any existing facilities pursuant to the citizens suit provisions of any statute? Yes
                                                                            ----
     No  X  If the answer is "yes," please describe:
        ---

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Have there been any previous lawsuits against the company regarding
     environmental concerns? Yes     No  X  If the answer is
                                ----   ----
     "yes," please describe how these lawsuits were resolved:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Has an environmental audit ever been conducted at any of your company's
     existing facilities? Yes     No  X  If the answer is "yes,"
                              ---    ---
     please describe:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Does your company carry environmental impairment insurance? Yes
                                                                     ----
     No  X  If the answer is "yes," what is the name of the carrier and
       ----
     what are the effective periods and monetary limits of such coverage?

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


8.  EQUIPMENT LOCATED OR TO BE LOCATED AT THE PREMISES

     Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? Yes
                                                                       ----
     No  X   If the answer is "yes," please specify the size, number and
        ----
     location (or proposed location):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Is (or will there be) any tank for storage of a petroleum product located
     at the Premises? Yes    No  X  If the answer is "yes,"
                         ---    ---
     please specify capacity and contents of tank; permits, licenses and/or approvals received or to be received therefor and any spill prevention control or conformance plan to be taken in connection therewith:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


9.  ONGOING ACTIVITIES (APPLICABLE TO TENANTS IN POSSESSION)

     Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into the environment at the
     Premises? Yes     No  X  If the answer is "yes," please describe
                   ---    ---
     including (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.

DATED:      9/16/99
      -----------------------


                            Signature /S/ MARVIN TSEU
                                      ------------------------------------------

                             Print Name MARVIN TSEU
                                        ----------------------------------------

                                Title   CEO
                                      ------------------------------------------